     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 14, 2001

                                                      REGISTRATION NO. 333-_____
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                           -------------------------

                            THE TRIZETTO GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


              DELAWARE                                           33-0761159
  (STATE OR OTHER JURISDICTION OF                            (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                            IDENTIFICATION NO.)


       567 SAN NICOLAS DRIVE, SUITE 360, NEWPORT BEACH, CALIFORNIA 92660
                                 (949) 719-2200
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                              JEFFREY H. MARGOLIS
          CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                            THE TRIZETTO GROUP, INC.
                        567 SAN NICOLAS DRIVE, SUITE 360
                        NEWPORT BEACH, CALIFORNIA 92660
                                 (949) 719-2200
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

          K.C. SCHAAF, ESQ.                         KENNETH M. DORAN, ESQ.
      CHRISTOPHER D. IVEY, ESQ.                      SCOTT J. CALFAS, ESQ.
   STRADLING YOCCA CARLSON & RAUTH                GIBSON, DUNN & CRUTCHER LLP
660 NEWPORT CENTER DRIVE, SUITE 1600                333 SOUTH GRAND AVENUE
   NEWPORT BEACH, CALIFORNIA 92660               LOS ANGELES, CALIFORNIA 90071


        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
As soon as practicable after the effective date of this Registration Statement.

     If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

     If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of earlier effective
registration statement for the same offering.  [X]   333-58982
                                                    -----------

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                           -------------------------

                         CALCULATION OF REGISTRATION FEE

======================================================================================
                                             PROPOSED MAXIMUM
           TITLE OF EACH CLASS              AGGREGATE OFFERING         AMOUNT OF
     OF SECURITIES TO BE REGISTERED              PRICE(1)          REGISTRATION FEE(2)
--------------------------------------------------------------------------------------
Common Stock, $0.001 par value per share           $0                     $0
======================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.

(2) The Registrant is selling up to 6,900,000 shares, an increase from 5,750,000, however, the offering price is now $63,825,000 and it was $82,570,000 in the aggregate; therefore, no additional filing fee is required.
================================================================================

                                EXPLANATORY NOTE

        This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-3 (Reg. No. 333-58982) filed by The TriZetto Group, Inc. (the "Company") with the Securities and Exchange Commission on April 16, 2001, as amended, including the exhibits thereto, and declared effective by the Commission on June 13, 2001, are incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing a Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newport Beach, State of California, on the 13th day of June 2001.

                                          THE TRIZETTO GROUP, INC.

                                          By:    /s/ JEFFREY H. MARGOLIS
                                            ------------------------------------
                                                    Jeffrey H. Margolis
                                            Chairman of the Board, President and
                                                  Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

             SIGNATURE                                    TITLE                            DATE
             ---------                                    -----                            ----
      /s/ JEFFREY H. MARGOLIS                 Chairman of the Board, President         June 13, 2001
--------------------------------------          and Chief Executive Officer
          Jeffrey H. Margolis                  (Principal Executive Officer)


                  *                          Senior Vice President of Finance,        June 13, 2001
-------------------------------------             Chief Financial Officer
         Michael J. Sunderland                         and Secretary
                                                 (Principal Financial and
                                                    Accounting Officer)

                  *                                      Director                      June 13, 2001
-------------------------------------
           William E. Fisher


                  *                                      Director                      June 13, 2001
-------------------------------------
        Willard A. Johnson, Jr.


                  *                                      Director                      June 13, 2001
-------------------------------------
            Paul F. LeFort

                                                         Director

-------------------------------------
          Donald J. Lothrop


                  *                                      Director                      June 13, 2001
-------------------------------------
            Eric D. Sipf


                                                         Director
-------------------------------------
          David M. Thomas

*By: /s/ JEFFREY H. MARGOLIS
     --------------------------------
         Jeffrey H. Margolis
         as attorney-in-fact

                                INDEX TO EXHIBITS


     EXHIBIT
     NUMBER                  DESCRIPTION OF EXHIBIT
     -------                 ----------------------
       5.1               Opinion of Stradling Yocca Carlson & Rauth, a
                         Professional Corporation

      23.1               Consent of PricewaterhouseCoopers LLP

      23.2 Consent of Stradling Yocca Carlson & Rauth (included in Exhibit 5.1)

      23.3               Consent of KPMG, LLP

      23.4               Consent of PricewaterhouseCoopers LLP

      23.5               Consent of Citrin Cooperman & Company, LLP